The Responsible Way to Pay™

09 August 2023

ASX RELEASE

Company Announcements Platform

Second-Quarter 2023 Results Conference Call

Sezzle Inc. (ASX:SZL) (**Sezzle** or **Company**) // Purpose-driven digital payment platform, Sezzle, is pleased to provide the market with an update on key financial metrics for the quarter ended 30 June 2023.[1]

"We are delighted to report our second quarter results, which represents the fourth straight quarter we have delivered net income," stated Charlie Youakim, Sezzle Chairman and CEO. *"We are further encouraged by July and August volumes, with July Underlying Merchant Sales (UMS) up 13.5% month-over-month and the early days of August tracking ahead of July's pace."*

Second-Quarter 2023 Highlights

- Total Income for 2Q23 rose 19.4% year-over-year to US$34.9 million (A$52.0 million[2]). Total Income as a percentage of UMS increased 214 bps YoY to 9.1%.
- Sezzle recorded GAAP Net Income of US$1.1 million for 2Q23 compared to a Net Loss of US$15.1 million in the prior year. 2Q23 represented the fourth straight quarter the Company reported Net Income.
- The Company posted Adjusted EBTDA and Adjusted EBITDA (non-GAAP measures) of US$2.5 million and US$6.4 million, respectively, for the quarter ended 30 June 2023.
- As of 30 June 2023, Sezzle retained a significant amount of capital and liquidity with US$63.4 million of cash on hand (US$1.3 million restricted) and US$58.3 million drawn on its US$100 million credit facility.

[1] Results are unaudited preliminary financial results.

[2] A$ to US$ exchange rate of $0.6721 as of 30 June 2023.

2Q23 GAAP Operating Results

($US in thousands)	For the three months ended 2Q23	2Q22	YoY Difference
Total Income	$34,938	$29,252	19.4%
Operating Expenses	$31,174	$42,805	(27.2%)
Operating Expenses as % of Total Income	89.2%	146.3%	(57.1 ppt)
Operating Income (Loss)	$3,763	($13,553)	127.8%
Operating Income (Loss) as % of Total Income	10.8%	(46.3%)	57.1 ppt
Operating Income (Loss) as % of UMS	1.0%	(3.2%)	4.2 ppt
Net Income (Loss)	$1,140	($15,084)	107.6%
Net Income (Loss) as % of Total Income	3.3%	(51.6%)	54.8 ppt

2Q23 Non-GAAP Results[1]

($US in thousands)	For the three months ended 2Q23	2Q22	YoY Difference
Non-Transaction Related Operating Expenses	$18,932	$24,799	(23.7%)
Non-Transaction Related Operating Expenses as % of Total Income	54.2%	84.8%	(30.6 ppt)
Total Income Less Transaction Related Costs	$18,762	$9,576	95.9%
Total Income Less Transaction Related Costs as % of Total Income	53.7%	32.7%	21.0 ppt
Total Income Less Transaction Related Costs as % of UMS	4.9%	2.3%	2.6 ppt
Adjusted EBITDA	$6,406	($9,412)	168.1%
Adjusted EBITDA as % of Total Income	18.3%	(32.2%)	50.5 ppt

Quarterly Conference Call and Presentation

The Company will host a conference call to discuss its second quarter earnings with investors on 9 August 2023, at 10.30 am (Sydney time).

To register for the call, please navigate to: https://s1.c-conf.com/diamondpass/10032520-pugdsx.html.

Upon registration, participants will receive the dial in number.

In conjunction with the earnings call, the Company will release its presentation on the ASX before the call. Please navigate to the ASX website for the presentation that management will review on the call.

[1] For the reconciliations of GAAP measures to non-GAAP measures, see Appendix.

GAAP Net Income (Loss)


$4.3
$0.6
$1.7
$1.1
$44.3
$29.3
($15.1)
$30.4
$26.1
$38.3
$37.6
$34.7
$32.9
$34.9
$33.8
2Q22
3Q22
4Q22
1Q23
2Q23
Total Income ($US in millions)
Operating Expenses and Other Income and Expense ($US in millions)
Net Income (Loss) ($US in millions)

Non-GAAP Adjusted EBITDA


$8.3
$7.0
$6.4
$38.7
$29.3
($9.4)
($1.3)
$30.4
$31.7
$38.3
$31.2
$34.7
$26.4
$34.9
$28.5
2Q22
3Q22
4Q22
1Q23
2Q23
Total Income ($US in millions)
Adjusted Operating Expenses ($US in millions)
Adjusted EBITDA ($US in millions)

Appendix - Reconciliation of GAAP to Non-GAAP Measures

Reconciliation of Net Income (Loss) to Adjusted EBTDA and Adjusted EBITDA

	For the three months ended				
(in $US thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net income (loss)	$ 1,140	$ 1,725	$ 634	$ 4,344	$ (15,084)
Depreciation and amortization	206	201	198	207	219
Income tax expense	21	12	21	11	17
Equity and incentive-based compensation	2,437	2,645	2,103	2,619	1,863
Other income and expense, net	(1,079)	(113)	200	(48)	(155)
Merger-related costs	-	-	-	101	2,059
Reimbursement of merger-related costs	-	-	-	(11,000)	-
Write-off of unamortized debt issuance costs	-	-	-	316	-
Loss on extinguishment of line of credit	-	-	814	-	-
Fair value adjustment on warrants	(252)	420	(50)	-	-
Adjusted EBTDA	$ 2,473	$ 4,889	$ 3,919	$ (3,450)	$ (11,082)
Net interest expense	3,933	3,377	3,124	2,192	1,670
Adjusted EBITDA	$ 6,406	$ 8,265	$ 7,043	$ (1,258)	$ (9,412)

Reconciliation of Operating Expenses to Adjusted Operating Expenses

	For the three months ended				
(in $US thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Operating expenses	$ 31,174	$ 29,254	$ 33,534	$ 23,909	$ 42,805
Depreciation and amortization	(206)	(201)	(198)	(207)	(219)
Equity and incentive-based compensation	(2,437)	(2,645)	(2,103)	(2,619)	(1,863)
Merger-related expenses	-	-	-	(101)	(2,059)
Reimbursement of merger-related costs	-	-	-	11,000	-
Write-off of unamortized debt issuance costs	-	-	-	(316)	-
Adjusted operating expenses	$ 28,531	$ 26,408	$ 31,233	$ 31,666	$ 38,664

Reconciliation of Operating Income (Loss) to Total Income Less Transaction Related Costs

	For the three months ended				
(in $US thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Operating income (loss)	$ 3,763	$ 5,420	$ 4,742	$ 6,500	$ (13,553)
Personnel	12,017	11,574	10,929	11,587	12,322
Third-party technology and data	1,904	1,749	1,907	2,177	2,029
Marketing, advertising, and tradeshows	3,314	3,199	3,569	3,857	6,247
General and administrative	1,698	2,799	2,180	2,288	4,201
Reimbursement of merger-related costs	-	-	-	(11,000)	-
Net interest expense	(3,933)	(3,377)	(3,124)	(2,192)	(1,670)
Write-off of unamortized debt issuance costs	-	-	-	316	-
Total income less transaction related costs	$ 18,762	$ 21,364	$ 20,204	$ 13,533	$ 9,576

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

	For the three months ended				
(in $US thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Operating expenses	$ 31,174	$ 29,254	$ 33,534	$ 23,909	$ 42,805
Transaction expense	(7,946)	(8,239)	(9,547)	(9,320)	(10,115)
Provision for credit losses	(4,296)	(1,694)	(5,401)	(5,680)	(7,891)
Reimbursement of merger-related costs	-	-	-	11,000	-
Non-transaction related operating expenses	$ 18,932	$ 19,321	$ 18,586	$ 19,909	$ 24,799

Investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.

This 2Q 2023 business update has been approved by the Company's Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board.

Contact Information

Lee Brading, CFA
Investor Relations
+1 651 240 6001
InvestorRelations@sezzle.com

Justin Clyne
Company Secretary
+61 407 123 143
jclyne@clynecorporate.com.au

Erin Foran
Media Enquiries
+1 651 403 2184
erin.foran@sezzle.com

About Sezzle Inc.

Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle's payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle's transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom.

For more information visit sezzle.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events.

Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; a change in our intention to become

listed on the Nasdaq Capital Market; impact of a reverse stock split on the value of our common stock; impact of macro-economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to meet additional capital requirements; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; our ability to protect our intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total income less transaction related costs; non-transaction related operating expenses; adjusted earnings before taxes, depreciation, and amortization ("Adjusted EBTDA"); adjusted operating expenses; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less non-recurring charges as detailed in the reconciliation table of GAAP operating income (loss) to non-GAAP total income less transaction related costs above. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;

- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
- Adjusted operating expenses is defined as operating expenses adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of GAAP operating expenses to non-GAAP adjusted operating expenses above. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.
- Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBTDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total income. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total income less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted operating expenses, adjusted EBTDA, adjusted EBITDA, and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash.
- Adjusted EBITDA excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.